Exhibit 99.1

AMENDMENT AGREEMENT

This AMENDMENT AGREEMENT (this “Amendment”) is entered into as of September 17, 2007, by and among VeriSign, Inc., a Delaware corporation (the “Company”), the several financial institutions party hereto (each a “Lender” and, collectively, the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The Company, the Lenders, the L/C Issuer, the Swing Line Lender and the Administrative Agent entered into a Credit Agreement dated as of June 7, 2006 (as in effect as of the date of this Amendment, the “Credit Agreement”).

The Company has requested that the Lenders agree to certain amendments to the Credit Agreement, and the Required Lenders have agreed to such request, subject to the terms and conditions of this Amendment.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1. Definitions; References; Interpretation.

(a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof and in the Consent and Agreement of Subsidiary Guarantors attached hereto) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

(b) As used herein, “Amendment Documents” means this Amendment and the Credit Agreement (as amended by this Amendment).

(c) Each reference to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference contained in the Credit Agreement, and each reference to “the Credit Agreement” and each other similar reference in the other Loan Documents, shall from and after the Effective Date (as defined in Section 2) refer to the Credit Agreement as amended hereby.

(d) The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall be applicable to this Amendment.

2. Amendments to Credit Agreement. Subject to the terms and conditions hereof, the Credit Agreement is amended as follows, effective as of the date of satisfaction of the conditions set forth in Section 5 (the “Effective Date”):

(a) Amendments to Article I of the Credit Agreement.

(i) Section 1.01 is hereby amended by adding thereto, in the appropriate alphabetical order, definitions of the following terms to read in their entirety as follows:

““2007 Agent/BAS Fee Letter” means the letter agreement, dated September 7, 2007, by and among the Company, BAS and the Administrative Agent.”

““2007 Indenture” means that certain Indenture dated as of August 20, 2007, by and between the Company and U.S. Bank National Association, as trustee, and all supplemental indentures thereto.”

““2007 Indenture Event of Default” means any Event of Default as defined in the 2007 Indenture.”

““2007 Subordinated Notes” means the Company’s 3.25% Junior Subordinated Convertible Debentures due 2037, issued pursuant to the 2007 Indenture.”

““2007 Subordinated Note Documents” means the 2007 Subordinated Notes, the 2007 Indenture and all other documents executed and delivered with respect to any of the foregoing.”

““2007 Subordinated Noteholders” means any holder of a 2007 Subordinated Note.”

““2007 Subordinated Indebtedness” shall mean the Indebtedness of the Company evidenced by the 2007 Subordinated Notes.”

““2007 Trustee” means U.S. Bank National Association, as trustee pursuant to the 2007 Indenture.”

““Consolidated Funded Indebtedness” means, as of any date of determination, for the Company and its Subsidiaries on a consolidated basis, (i) the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Indebtedness, (c) all contractual, non-contingent obligations in respect of the deferred purchase price of property (other than trade accounts payable in the ordinary course of business), (d) Attributable Indebtedness in respect of capital leases and Synthetic Lease Obligations, (e) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (d) above of Persons other than the Company or any Subsidiary, and (f) all Indebtedness of the types referred to in clauses (a) through (e) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Company or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is non-recourse to the Company or such Subsidiary, minus (ii) the principal amount of the 2007 Subordinated Indebtedness outstanding as of such date in an amount not to exceed $1,250,000,000, excluding, however, any amount of Indebtedness issued in replacement or refinancing of any 2007 Subordinated Indebtedness that has been repaid, converted or repurchased.”

““Fee Letters” means the Agent/BAS Fee Letter, the Citigroup Fee Letter and the 2007 Agent/BAS Fee Letter.”

““Material Indenture Notices” means any of the following: (i) any notice or press release regarding the right of the 2007 Subordinated Noteholders to receive Contingent Interest (as defined in the 2007 Indenture) delivered or issued pursuant to Section 4.03 or 4.05 of the 2007 Indenture; (ii) any notice of an Extension Period (as defined in the 2007 Indenture) delivered pursuant to Section 4.06 or 4.08 of the 2007 Indenture; (iii) any Payment Blockage Notice (as such terms is defined in the 2007 Indenture) delivered pursuant to Section 5.02 of the 2007 Indenture, and any notice of the cure or waiver of the Payment Default or Non-Payment Default (as such terms are defined in the 2007 Indenture) described in such Payment Blockage Notice; (iv) any notice delivered by the Company pursuant to Section 5.05 of the 2007 Indenture regarding any fact that would prohibit the making of any payment pursuant to Article 5 of the 2007 Indenture; (v) any notice regarding any Default (as such term is defined in the 2007 Indenture) delivered pursuant to Sections 6.05 or 12.02 of the 2007 Indenture, and notice of any exercise of remedies by the 2007 Trustee or the 2007 Subordinated Noteholders pursuant to Section 10.02 of the 2007 Indenture; (vi) any notice of redemption delivered pursuant to Section 8703 of the 2007 Indenture; (vii) any delivery of a Fundamental Change Repurchase Notice, Fundamental Change Company Notice or withdrawal of a Fundamental Change Repurchase Notice pursuant to Article 8 of the 2007 Indenture; (viii) any Settlement Notice delivered pursuant to Section 9.03 of the 2007 Indenture if, under such Settlement Notice, the Company has elected to deliver cash to any 2007 Subordinated Noteholder upon conversion of any 2007 Subordinated Notes; (ix) notice of the execution of any supplement indenture pursuant to Article 15 of the 2007 Indenture, or any other amendment to the 2007 Indenture; and (x) notice of the replacement of the 2007 Trustee.”

(b) Amendments to Article VI of the Credit Agreement.

(i) Section 6.03 of the Credit Agreement is hereby amended to insert additional clauses (f) and (g) to read as follows:

“(f) of any and all notices delivered to or from any of the 2007 Subordinated Noteholders or the 2007 Trustee, or to or from any holder of Senior Debt or Designated Senior Debt (as such terms are defined in the 2007 Indenture) relating to the 2007 Indenture (including, without limitation, any Material Indenture Notices); and

(g) of any event which requires the Company to pay any Contingent Interest (as defined in the 2007 Indenture) pursuant to the terms of the 2007 Subordinated Note Documents, provided, that the Company must provide prior written notice to the Administrative Agent no later than 10 Business Days prior to making any such payment of Contingent Interest.”

(c) Amendments to Article VII of the Credit Agreement

(i) Section 7.06(d) of the Credit Agreement is hereby amended to read as follows:

“(d) the Company may (i) declare or pay cash dividends to its stockholders, and (ii) purchase, redeem or otherwise acquire for cash Equity Interests issued by it; provided that the Company may not pay any Extraordinary Dividends (as defined in the 2007 Indenture).”

(ii) Section 7.11(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(b) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio at any time during any period of four fiscal quarters of the Company to be greater than 1.50 to 1.00.”

(iii) Article VII of the Credit Agreement is further amended to insert a new Section 7.12 titled “Amendments or Waivers with respect to the 2007 Subordinated Notes” to read as follows:

“Section 7.12 Amendments or Waivers with respect to the 2007 Subordinated Notes; Prepayments of the 2007 Subordinated Notes.

(a) Amend or otherwise change the terms of the 2007 Subordinated Notes or the 2007 Indenture, if the effect of such amendment or change is (i) to increase the principal amount of Indebtedness that may be issued under the 2007 Indenture, (ii) to increase the interest rate on such 2007 Subordinated Indebtedness, (iii) to change (to earlier dates) any dates upon which payments of principal or interest are due thereon, (iv) to change any event of default or condition to an event of default with respect thereto, (v) to change the redemption, prepayment or defeasance provisions thereof, (vi) to change the subordination provisions of such 2007 Subordinated Indebtedness (or of any guaranty thereof), (vii) to provide any guarantee of any Person or to grant (or permit any other Person to grant) any collateral to secure any obligations under the 2007 Indenture, (viii) to amend any provision of Article V of the 2007 Indenture, or (ix) if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the Company thereunder or to confer any additional material rights on the holders of such 2007 Subordinated Indebtedness (or a trustee or other representative on their behalf), which would be adverse to any Loan Party, the Administrative Agent or Lenders.

(b) Make or permit any Subsidiary to make, any prepayments of any amounts under the 2007 Indenture other than the following payments, as long as (y) such payments are not prohibited under Article 5 of the 2007 Indenture, and (y) no Event of Default hereunder exists or would otherwise occur as a result of such payment:

(i) any regularly scheduled payments of principal and Interest (as defined in the 2007 Indenture) required to be paid under the terms of the 2007 Indenture;

(ii) any other payments required to be paid under the terms of the 2007 Indenture, provided that (y) if such payment is in connection with an acceleration of the obligations under the 2007 Indenture upon an Event of Default (as such term is defined in the 2007 Indenture), the Administrative Agent shall have received written notice of such Event of Default no less than 10 days prior to any payment to any 2007 Noteholder as a result of such acceleration, and (z) if such payment is in connection with a Fundamental Change, the Administrative Agent shall have received notice of such Fundamental Change not less than 20 days prior to any such payment to any 2007 Noteholders in respect of such Fundamental Change; and

(iii) any payment of cash in respect of a conversion of a 2007 Note pursuant to Article 9 of the Indenture.”

(v) Article VII of the Credit Agreement is further amended to insert a new Section 7.13 titled “Designated Senior Debt” to read as follows:

“Section 7.13 Designated Senior Debt. Permit any Indebtedness to be designated as “Designated Senior Debt” for purposes of the 2007 Indenture, unless the aggregate outstanding amount of such Indebtedness at the time of issuance thereof is equal to or exceeds $50,000,000.”

(d) Amendment to Article VIII of the Credit Agreement. Section 8.01 of the Credit Agreement is hereby amended to insert an additional clause (l) to read as follows:

“(l) 2007 Subordinated Notes Cross Defaults. Any Fundamental Change (as defined in the 2007 Indenture) or any 2007 Indenture Event of Default occurs.”

(e) Amendment to Article X of the Credit Agreement. Article X of the Credit Agreement is hereby amended to insert a new Section 10.21 titled “Designation as Designated Senior Debt”, which shall read in its entirety as follows:

“Section 10.21. Designation as Senior Debt. All Obligations shall be “Designated Senior Indebtedness” for purposes of and as defined in the 2007 Indenture.”

(f) Amendment to Exhibit E of the Credit Agreement. Exhibit E of the Credit Agreement is replaced in its entirety by Exhibit A of this Amendment.

3. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) No Default has occurred and is continuing (or would result from the amendment of the Credit Agreement contemplated hereby).

(b) The execution, delivery and performance by the Company of the Amendment Documents have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

(c) The Amendment Documents constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms.

(d) All representations and warranties of the Company contained in the Credit Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that (i) for purposes of this Section 3(d) the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (ii) this Section 3(d) shall take into account any amendments to the Schedules to the Credit Agreement and other disclosures made in writing by the Company to the Administrative Agent and the Lenders after the Closing Date and approved by the Administrative Agent and the Required Lenders).

(e) Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(f) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent and the Lenders or any other Person.

(g) The Company’s obligations under the Credit Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

4. Acknowledgement and Consent to 2007 Stock Repurchase. In connection with the issuance of the 2007 Subordinated Indebtedness, the Borrower shall purchase shares of its Common Stock for an aggregate purchase price not to exceed $1.25 billion (the “2007 Stock Repurchase”). The Borrower hereby certifies that the Borrower shall not utilize any of the Loans for purposes of the 2007 Stock Repurchase. For the avoidance of doubt, the Agent and the Required Lenders hereby acknowledge and consent to the 2007 Stock Repurchase on the terms described above, and waive any conflict with (or violation of) Section 7.06 of the Credit Agreement, that may exist as a result of the 2007 Stock Repurchase.

5. Conditions of Effectiveness.

(a) The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(1) The Administrative Agent shall have received from the Company, and the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) of this Amendment.

(2) The Administrative Agent shall have received the consent, in form and substance satisfactory to the Administrative Agent, of each Subsidiary Guarantor in its capacity as such to the execution and delivery hereof by the Company.

(3) The Administrative Agent shall have received evidence of payment by the Company of all fees, costs and expenses due and payable as of the Effective Date under or in connection with this Amendment and the Credit Agreement, including any fees arising under or referenced in Section 6 of this Amendment and any costs and expenses payable under Section 7(g) of this Amendment (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, to the extent invoiced on or prior to the Effective Date).

(4) The Administrative Agent shall have received from the Company, in form and substance satisfactory to the Administrative Agent, a copy of the resolutions passed by the board of directors of the Company, certified as of the Effective Date by the Secretary or an Assistant Secretary of such Person, authorizing the execution, delivery and performance of the Amendment Documents.

(5) The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Company certifying (A) that there is no Default or Event of Default as of the Effective Date, (B) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect and (C) a calculation of the Consolidated Leverage Ratio as of the end of the most recently ended fiscal quarter.

(6) The Administrative Agent shall have received all other documents it, the L/C Issuer, the Swing Line Lender, or the Required Lenders may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

(7) The representations and warranties in Section 3 of this Amendment shall be true and correct on and as of the Effective Date with the same effect as if made on and as of the Effective Date.

(b) For purposes of determining compliance with the conditions specified in Section 5(a), each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender unless the Administrative Agent shall have received notice from such Lender prior to the Effective Date specifying its objection thereto.

(c) From and after the Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

(d) The Administrative Agent will notify the Company and the Lenders of the occurrence of the Effective Date.

6. Fees. The Company shall pay to the Administrative Agent for the account of each Lender the fees set forth in that certain letter agreement dated as of September 7, 2007, by and between the Company and BAS/the Administrative Agent. Such fees shall be due and payable by the Company on the date set forth in such letter agreement.

7. Miscellaneous.

(a) The Company acknowledges and agrees that the execution and delivery by the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

(b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Credit Agreement.

(c) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(d) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Amendment Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

(e) This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

(f) If any provision of this Amendment or the other Amendment Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Amendment Documents and Loan Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g) The Company agrees to pay or reimburse all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and the other Amendment Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated).

(h) This Amendment shall constitute a Loan Document.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

VERISIGN, INC.

By:	/s/ Albert E. Clement
Name:	Albert E. Clement
Title:	Senior Vice President of Finance and Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anthea Del Bianco
Name:	Anthea Del Bianco
Title:	Vice President

THE LENDERS

BANK OF AMERICA, N.A., as Lender, as Swing Line Lender and as L/C Issuer

By:	/s/ Aileen Supeña
Name:	Aileen Supeña
Title:	Vice President

BNP PARIBAS, as Lender

By:	/s/ William Davidson
Name:	William Davidson
Title:	Director

By:	/s/ Matthew Harvey
Name:	Matthew Harvey
Title:	Managing Director

CITIBANK, N.A., as Lender

By:	/s/ Deborah Ironson
Name:	Deborah Ironson
Title:	Vice President

COMERICA BANK, as Lender

By:	/s/ Don R. Carruth
Name:	Don R. Carruth
Title:	Assistant Vice President

CREDIT SUISSE, NEW YORK BRANCH, as Lender

By:	/s/ Karim Blasetti
Name:	Karim Blasetti
Title:	Vice President

By:	/s/ James Neira
Name:	James Neira
Title:	Associate

DEUTSCHE BANK AG, NEW YORK BRANCH, as Lender

By:	/s/ Yvonne Tilden
Name:	Yvonne Tilden
Title:	Vice President

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Director

JPMORGAN CHASE BANK N.A., as Lender

By:	/s/ William P. Rindfuss
Name:	William P. Rindfuss
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Thomas A. Crandell
Name:	Thomas A. Crandell
Title:	Senior Vice President

MIZUHO CORPORATE BANK LTD. NEW YORK BRANCH, as Lender

By:	/s/ Makoto Murata
Name:	Makoto Murata
Title:	Deputy General Manager

MORGAN STANLEY BANK, as Lender

By:	/s/ Elizabeth Hendricks
Name:	Elizabeth Hendricks
Title:	Authorized Signatory

ROYAL BANK OF CANADA, as Lender

By:	/s/ Mark S. Gronich
Name:	Mark S. Gronich
Title:	Authorized Signatory

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ Leo E. Pagarlgan
Name:	Leo E. Pagarlgan
Title:	General Manager

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Richard J. Ameny, Jr.
Name:	Richard J. Ameny, Jr.
Title:	Vice President